Vanguard Target Retirement Funds

Supplement to the Prospectus Dated August 18, 2010

Important Changes to Vanguard Target Retirement Funds

Increase the Target Retirement Funds’ International Equity Allocations and Substitute a Total International Fund for Three Regional Funds

The board of trustees of Vanguard Target Retirement Funds has approved an increase in each Fund’s target international equity allocation as follows:

	International
	Equity Allocation as of	Projected International
Target Retirement Fund	June 30, 2010	Equity Allocation
Income	6%	9%
2005	7%	11%
2010	10%	15%
2015	12%	18%
2020	14%	20%
2025	15%	23%
2030	17%	25%
2035	18%	27%
2040	18%	27%
2045	18%	27%
2050	18%	27%
2055	18%	27%

In addition, the board has approved the substitution of Vanguard Total International Stock Index Fund (the International Fund) for the three regional funds in which the Target Retirement Funds currently invest. The three regional funds—Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund—generally

(over, please)

invest in the same international markets as those of the International Fund.
The Funds are expected to implement these changes in the coming months.

Prospectus Text Changes

In each Fund’s Fund Summary section, under “Primary Investment Strategies,” and in the More on the Funds section, under “Asset Allocation Framework,” the following information replaces similar information:

Each Fund’s projected asset allocation among the underlying funds is as follows:

Vanguard Target Retirement Income Fund
•	Vanguard Total Bond Market II Index Fund	45%
•	Vanguard Total Stock Market Index Fund	21%
•	Vanguard Inflation-Protected Securities Fund	20%
•	Vanguard Total International Stock Index Fund	9%
•	Vanguard Prime Money Market Fund	5%
Vanguard Target Retirement 2005 Fund
•	Vanguard Total Bond Market II Index Fund	43%
•	Vanguard Total Stock Market Index Fund	25%
•	Vanguard Inflation-Protected Securities Fund	18%
•	Vanguard Total International Stock Index Fund	11%
•	Vanguard Prime Money Market Fund	3%
Vanguard Target Retirement 2010 Fund
•	Vanguard Total Bond Market II Index Fund	40%
•	Vanguard Total Stock Market Index Fund	35%
•	Vanguard Total International Stock Index Fund	15%
•	Vanguard Inflation-Protected Securities Fund	10%
Vanguard Target Retirement 2015 Fund
•	Vanguard Total Bond Market II Index Fund	42%
•	Vanguard Total Stock Market Index Fund	40%
•	Vanguard Total International Stock Index Fund	18%
Vanguard Target Retirement 2020 Fund
•	Vanguard Total Stock Market Index Fund	47%
•	Vanguard Total Bond Market II Index Fund	33%
•	Vanguard Total International Stock Index Fund	20%

Vanguard Target Retirement 2025 Fund
•	Vanguard Total Stock Market Index Fund	52%
•	Vanguard Total Bond Market II Index Fund	25%
•	Vanguard Total International Stock Index Fund	23%
Vanguard Target Retirement 2030 Fund
•	Vanguard Total Stock Market Index Fund	57%
•	Vanguard Total International Stock Index Fund	25%
•	Vanguard Total Bond Market II Index Fund	18%

Vanguard Target Retirement 2035, 2040, 2045, 2050, and 2055 Funds

•	Vanguard Total Stock Market Index Fund	63%
•	Vanguard Total International Stock Index Fund	27%
•	Vanguard Total Bond Market II Index Fund	10%

In the More on the Funds section, under “Stocks,” the following paragraph replaces a similar paragraph:

By owning shares of Vanguard Total International Stock Index Fund, each Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of companies in a particular country or region. This could cause investments in those countries or regions to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

In the More on the Funds section, under “Security Selection,” the first sentence is replaced with the following:

Each Fund seeks to achieve its objective by investing in up to five underlying Vanguard funds, which are briefly described in the following paragraphs.

(over, please)

Also under “Security Selection,” the bulleted text regarding Vanguard European, Pacific, and Emerging Markets Stock Index Funds is replaced with the following text:

• Vanguard Total International Stock Index Fund seeks to track the performance of the MSCI® EAFE® + Emerging Markets Index by investing in the common stocks included in the Index. The MSCI EAFE + Emerging Markets Index is designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries. The Index is most heavily weighted in Japan, the United Kingdom, France, Australia, Germany, and Switzerland.

The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 308 092010